UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) July 9, 2004

TRM CORPORATION

(Exact name of registrant as specified in its chapter)

Oregon

0-19657

93-0809419

(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

5208 N.E. 122nd Avenue

Portland, Oregon  97230

(Address of principal executive offices)  (Zip Code)

(503) 257-8766

(Registrant’s telephone number, including area code)

Item 5.                                     Other Events and Regulation FD Disclosure.

Exhibits.  The following materials are furnished as part of this Current Report on Form 8-K:

Exhibit Number	Description of Exhibit

99.1	TRM Corporation press release dated July 9, 2004 announcing: “TRM Acquires UK ATM Network”.

99.2	TRM Corporation press release dated July 12, 2004 announcing : “TRM Corporation Traded on NASDAQ National Market”.

SIGNATURE

Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

TRM Corporation
Registrant

Date: July 14, 2004	By:	/s/ Rebecca J. Demy
Rebecca J. Demy
Principal Accounting Officer

EXHIBIT INDEX

Exhibit Number	Description of Exhibits

99.1	TRM Corporation press release dated July 9, 2004 announcing: “TRM Acquires UK ATM Network”.

99.2	TRM Corporation press release dated July 12, 2004 announcing : “TRM Corporation Traded on NASDAQ National Market”.